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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) March 2, 1998


                          DLJ Commercial Mortgage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)



 Delaware                           333-32019             13-3956945
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(State or Other Jurisdiction        (Commission           (IRS Employer
of Incorporation)                   File Number)          Identification No.)



 277 Park Avenue, New York, New York                      10172
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(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code  (212) 892-3000
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
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        On March 2, 1998, a single series of certificates, entitled DLJ
Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CF1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), entered into by and among DLJ Commercial Mortgage Corp. (the "Registrant") as depositor, Banc One Mortgage Capital Markets, LLC, as servicer, Clarion Partners, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator. The Pooling and Servicing Agreement is attached hereto as Exhibit
4.1. Certain classes of the Certificates, designated Class CP, Class S, Class A-1A, Class A-1B, Class A-2, Class A-3, Class B-1 and Class B-2 (collectively, the "Underwritten Certificates"), are being registered under the Registrant's registration statement on Form S-3 (no. 333-32019) and have been sold to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement") entered into by and between the Registrant and the Underwriter. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b) Pro forma financial information:
    --------------------------------

        Not applicable.

(c)  Exhibits:
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Exhibit No.    Description

1.1 Underwriting Agreement, dated as of February 20, 1998, between DLJ Commercial Mortgage Corp., as seller, and Donaldson, Lufkin & Jenrette Securities Corporation, as underwriter.

4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, among DLJ Commercial Mortgage Corp., as depositor, Banc One Capital Markets, LLC, as servicer, Clarion Partners, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator.

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                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 16, 1998

                                  DLJ COMMERCIAL MORTGAGE CORP.


                                  By:         /s/ N. Dante LaRocca
                                     ---------------------------------------
                                     Name:  N. Dante LaRocca
                                     Title: Senior Vice President





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                                  EXHIBIT INDEX
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               The following exhibits are filed herewith:


Exhibit No.                                                           Page No.
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1.1              Underwriting Agreement, dated as of February 20,
                 1998, between DLJ Commercial Mortgage Corp., as seller, and Donaldson, Lufkin & Jenrette
                 Securities Corporation, as underwriter.

4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, among DLJ Commercial Mortgage Corp., as depositor, Banc One Capital Markets, LLC, as servicer, Clarion Partners, LLC, as special servicer, and Norwest Bank Minnesota, National Association, as trustee and REMIC administrator.




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